                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                       Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   January 22, 2002
MONTHLY PERIOD:      December, 2001

Under the Sales and Servicing Agreement dated as of August 30, 2001 among Marshall & Ilsley Bank as servicer and Marshall & Ilsley Auto Receivables LLC, as seller, Marshall & Ilsley Auto Trust 2001-1 as issuer and the Bank One, National Association as indenture trustee, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and the performance of the Trust during the previous month. The information that is required to be prepared with respect to the Distribution Date and Monthly Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution

1. Notes

     (A)  The aggregate amount of the distribution with respect to:

                     Class A-1 Notes                         15,337,678.01
                     Class A-2 Notes                            291,750.00
                     Class A-3 Notes                            419,066.67
                     Class A-4 Notes                            217,810.25
                       Class B Notes                             51,009.00

     (B) The amount of the distribution set forth in paragraph A.1 (A) above in respect of interest on:


                     Class A-1 Notes                             97,947.22
                     Class A-2 Notes                            291,750.00
                     Class A-3 Notes                            419,066.67
                     Class A-4 Notes                            217,810.25
                       Class B Notes                             51,009.00

     (C) The amount of the distribution set forth in paragraph A.1 (A) above in respect of principal on:

                     Class A-1 Notes                         15,239,730.79
                     Class A-2 Notes                                     -
                     Class A-3 Notes                                     -
                     Class A-4 Notes                                     -
                       Class B Notes                                     -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                       Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE: January 22, 2002
MONTHLY PERIOD:    December, 2001

     (D) The amount of the distribution set forth in paragraph A.1 (A) above per $1,000 interest in:

                   Class A-1 Notes                                  187.04
                   Class A-2 Notes                                    3.24
                   Class A-3 Notes                                    3.74
                   Class A-4 Notes                                    4.14
                     Class B Notes                                    4.90


     (E) The amount of the distribution set forth in paragraph A.1 (B) above per $1,000 interest in:

                   Class A-1 Notes                                    1.19
                   Class A-2 Notes                                    3.24
                   Class A-3 Notes                                    3.74
                   Class A-4 Notes                                    4.14
                     Class B Notes                                    4.90


     (F) The amount of the distribution set forth in paragraph A.1 (C) above per $1,000 interest in:

                   Class A-1 Notes                                  185.85
                   Class A-2 Notes                                       -
                   Class A-3 Notes                                       -
                   Class A-4 Notes                                       -
                     Class B Notes                                       -


B. INFORMATION REGARDING THE PERFORMANCE OF THE TRUST

1.  Pool Balance and Note Principal Balance

     (A)  The Pool Balance at the close of business on the last day of the
          Monthly Period:                                   284,035,887.61

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                       Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   January 22, 2002
MONTHLY PERIOD:      December, 2001

     (B) The aggregate outstanding principal amount of each Class of Notes after giving effect to payments allocated to principal as set forth in paragraph A.1 (C) above with respect to:



                     Class A-1 Notes                          15,202,294.52
                     Class A-2 Notes                          90,000,000.00
                     Class A-3 Notes                         112,000,000.00
                     Class A-4 Notes                          52,590,000.00
                       Class B Notes                          10,410,000.00


     (C) The Note Pool Factor for each Class of Notes after giving affect to the payments set forth in paragraph A.1 (C) above with respect to:


                     Class A-1 Notes                                   0.19
                     Class A-2 Notes                                   1.00
                     Class A-3 Notes                                   1.00
                     Class A-4 Notes                                   1.00
                       Class B Notes                                   1.00


     (D)  The amount of aggregate Realized Losses for the preceding Monthly
          Period:                                                 58,601.24

     (E)  The aggregate Purchase Amount for all Receivables that were
          repurchased in the Monthly Period:                     114,808.57

2. Servicing Fee

          The aggregate amount of the Servicing Fee paid to the Servicer with respect to the preceding Monthly Period

                                                                 124,231.67

3. Payment Shortfalls

     (A) The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph A.1 (B) above with respect to:


                     Class A-1 Notes                                      -
                     Class A-2 Notes                                      -
                     Class A-3 Notes                                      -
                     Class A-4 Notes                                      -
                       Class B Notes                                      -

                          MONTHLY NOTEHOLDERS STATEMENT

                           M&I AUTO LOAN TRUST 2001-1

                       Class A1 3.51% Asset Backed Notes
                       Class A2 3.89% Asset Backed Notes
                       Class A3 4.49% Asset Backed Notes
                       Class A4 4.97% Asset Backed Notes
                        Class B 5.88% Asset Backed Notes


DISTRIBUTION DATE:   January 22, 2002
MONTHLY PERIOD:      December, 2001

     (B) The amount of the Noteholders' Interest Carryover Shortfall set forth in paragraph 3(A) above per $1,000 interest with respect to:



                          Class A-1 Notes                                    -
                          Class A-2 Notes                                    -
                          Class A-3 Notes                                    -
                          Class A-4 Notes                                    -
                            Class B Notes                                    -


4

     (A) The aggregate amount of collections by the Servicer during the preceding Monthly Period:

                                                                 16,807,911.72

     (B)  The aggregate amount which was received by the Trust from the Servicer
          during the Monthly Period:                             16,683,680.05

     (C)  The number of Receivables that are delinquent for:

                               30-59 days                                   79
                               60-89 days                                   16
                          90 or more days                                   13
           Repossessed Autos in Inventory                                    7